[Pioneer logo]
Pioneer Capital
Growth Fund

ANNUAL REPORT 10/31/96

Table of Contents

Letter from the Chairman                                  1
Portfolio Summary                                         2
Performance Update                                        3
Portfolio Management Discussion                           6
Schedule of Investments                                   9
Financial Statements                                     16
Notes to Financial Statements                            22
Report of Independent Public Accountants                 27
Tax Treatment of Distributions                           28
Trustees' Fees and Share Ownership                       29
Trustees, Officers and Service Providers                 30
Programs and Services for Pioneer Shareowners            34
The Pioneer Family of Mutual Funds                       37

Pioneer Capital Growth Fund

LETTER FROM THE CHAIRMAN 10/31/96

Dear Shareowner,

It is with pleasure that I introduce this report for Pioneer Capital Growth Fund, covering the year ended October 31, 1996. We wish to welcome the Fund's new shareowners, particularly those in Class C Shares, introduced on January 31.

The year was fast-paced, exciting and nerve-racking for stock investors. The Dow Jones Industrial Average (the Dow) moved to historic highs, although it was a journey of significant peaks and troughs. While indicative of few stocks - it includes only 30 large companies - the Dow is a significant barometer of investor sentiment. In the face of today's enthusiasm, we urge you to maintain realistic expectations about the stock market. It doesn't always go up, and certainly not always at the extraordinary rate of the past few years. There can be significant risks for those who chase "hot" stocks; your Fund's management team still thinks a stock should be purchased because it represents a good value for a company with strong prospects over time. This approach is typical of the group of managers and research analysts that has been dedicated to your Fund since its inception. The team, under the direction of senior portfolio manager Warren Isabelle, offers continuity, depth and focus in its pursuit of investment opportunities for your Fund.

A final note. As you see, we've given your Fund's annual report a facelift in response to what shareowners told us they want to see in fund reports. Now you'll find a Table of Contents and consistent, easy-to-read summaries of portfolio information and performance. There's also a Portfolio Management Discussion that offers insights into market conditions, portfolio strategy and results. I urge you to read on to learn more about your Fund.

Please contact your investment representative, or us at 1-800-225-6292, if you have questions about your investment in Pioneer Capital Growth Fund. Thank you for your continued support.

Respectfully,

/s/ John F. Cogan, Jr.

John F. Cogan, Jr.,
Chairman and President

Pioneer Capital Growth Fund

PORTFOLIO SUMMARY 10/31/96

Portfolio Diversification
(As a percentage of total investment portfolio)

[pie chart]

U.S. Common Stocks                      74%
Short-Term Cash Equivalents             23%
Depositary Receipts
for International
Stock                                    3%

Sector Distribution
(As a percentage of equity holdings)

[pie chart]

Consumer Non-Durables                   28%
Technology                              22%
Capital Goods                           14%
Services                                13%
Basic Industries                        12%
Financial                                7%
Transportation                           2%
Consumer Durables                        1%
Utilities                                1%

10 Largest Holdings
(As a percentage of equity holdings)

 1. 20th Century Industries        2.59%   6. U.S. Industries, Inc.          2.13%
 2. Fingerhut Companies, Inc.      2.53    7. Toys "R" Us, Inc.              2.12
 3. Unisys Corp.                   2.24    8. Woolworth Corp.                2.11
 4. Western National Corp.         2.19    9. Shaw Industries, Inc.          2.11
 5. BancTec, Inc.                  2.13   10. Lone Star Industries, Inc.     2.04

Fund holdings will vary for other periods.

Pioneer Capital Growth Fund

PERFORMANCE UPDATE 10/31/96                                     CLASS A SHARES

Share Prices and Distributions

Net Asset Value
per Share                       10/31/96         10/31/95
                                $   19.85        $   19.42

Distributions per Share         Income           Short-Term       Long-Term
(10/31/95-10/31/96)             Dividends        Capital Gains    Capital Gains
                                $   0.088        $   1.158        $0.716


Investment Returns

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Capital Growth Fund at public offering price, compared to the growth of the Standard & Poor's 500 Index.

Average Annual Total Returns
(As of October 31, 1996)

Period               Net Asset       Public Offering
                       Value              Price*
Life-of-Fund           17.05%             15.95%
(7/25/90)
5 Years                19.46              18.05
1 Year                 13.12               6.64

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.


[mountain chart]

Growth of $10,000

          Standard & Poor's        Pioneer Capital
          500 Index                Growth Fund*
7/25/90   10000                     9425
10/31/90   8597                     6732
4/30/91   10794                     9470
10/31/91  11477                    10395
4/30/92   12311                    12315
10/31/92  12616                    11526
4/30/93   13446                    14341
10/31/93  14494                    15743
4/30/94   14162                    16752
10/31/94  15055                    18738
4/30/95   16628                    20575
10/31/95  19023                    22348
4/30/96   21639                    26375
10/31/96  23593                    25292


The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Capital Growth Fund

PERFORMANCE UPDATE 10/31/96                                     CLASS B SHARES

Share Prices and Distributions

Net Asset Value
per Share                     10/31/96       10/31/95
                              $   19.53      $   19.20

Distributions per Share       Income         Short-Term          Long-Term
(10/31/95-10/31/96)           Dividends      Capital Gains       Capital Gains
                              $   0.016      $   1.158           $0.716


Investment Returns

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Capital Growth Fund, compared to the growth of the Standard & Poor's 500 Index.

Average Annual Total Returns
(As of October 31, 1996)

Period                   If                 If
                        Held            Redeemed*
Life-of-Fund           17.94%             17.04%
(4/4/94)
1 Year                 12.27               8.27

* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.


[mountain chart]

Growth of $10,000

          Pioneer Capital     Standard & Poor's
          Growth Fund*           500 Index
4/4/94    10000                    10000
4/30/94   10321                    10273
7/31/94   10489                    10521
10/31/94  11513                    10921
1/31/95   11396                    10956
4/30/95   12589                    12062
7/31/95   13789                    13259
10/31/95  13633                    13800
1/31/96   14640                    15181
4/30/96   16019                    15697
7/31/96   14726                    15443
10/31/96  15006                    17115


The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Capital Growth Fund

PERFORMANCE UPDATE 10/31/96                                     CLASS C SHARES

Share Prices and Distributions

Net Asset Value
per Share                     10/31/96       1/31/96
                              $   19.53      $  18.69

Distributions per Share       Income         Short-Term          Long-Term
(1/31/96-10/31/96)            Dividends      Capital Gains       Capital Gains
                                 -                -                 -


Investment Returns

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Capital Growth Fund, compared to the growth of the Standard & Poor's 500 Index.

Cumulative Total Returns
(As of October 31, 1996)

Period                   If                 If
                        Held            Redeemed*
Life-of-Fund
(1/31/96)               4.50%              3.50%

* Reflects deduction of the 1% contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions.



[mountain chart]

Growth of $10,000

          Pioneer Capital       Standard & Poor's
          Growth Fund*            500 Index
1/31/96   10000                    10000
2/28/96   10048                    10069
3/31/96   10139                    10203
4/30/96   10931                    10340
5/31/96   11327                    10577
6/30/96   10856                    10660
7/31/96   10053                    10172
8/30/96   10364                    10364
9/30/96   10594                    10987
10/31/96  10349                    11274


The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Capital Growth Fund

PORTFOLIO MANAGEMENT DISCUSSION 10/31/96

Dear Shareowner,

Pioneer Capital Growth Fund completed its sixth fiscal year on October 31, 1996. The 12 months were challenging for your Fund, as a "narrow" stock market rewarded a few, select stocks - typically large, familiar companies - seemingly regardless of how expensive they became. Your Fund invests based on individual company merits, which often means the companies we consider good values have yet to be recognized as such by Wall Street.

A Momentum-Driven, Volatile Stock Market

Nineteen ninety-six began the same way 1995 ended - with the U.S. stock market moving higher thanks to slow but sustained economic growth and low inflation. The Federal Reserve (the Fed) cut short-term interest rates in December 1995 and January 1996, indicating that inflation and accelerated economic growth were not concerns. The mood quickly changed in February, however, when a leap in the monthly employment report signaled a faster-moving economy and prompted concerns of higher inflation and rising interest rates. Stock market investors feared corporate profits would suffer and that fixed-income securities would become more appealing options for investors.

As the year progressed, especially in July, announcements of lower-than-expected earnings from various companies contributed further to market instability. However, dramatic price increases in stocks of select, large-sized companies helped push market indexes higher. For the fiscal year, the Dow Jones Industrial Average of 30 large-capitalization stocks posted a total return of 29.71%, and the Standard & Poor's 500 Index returned 24.02%. (Total returns assume reinvestment of distributions.) Meanwhile, the more diverse NASDAQ Composite Index of 5,540 companies gained a lesser, but still attractive, 17.90% in price.

Our Search for Value

Pioneer Capital Growth Fund invests for long-term capital growth through well-managed, well-priced companies that exhibit solid prospects for future growth. Because we avoid "momentum-driven" stocks - securities

Pioneer Capital Growth Fund

purchased simply because their price is going up - your Fund's double-digit one-year total return lagged the market indexes. Clearly, some investors are willing to risk their money on the whims of an emotion-driven stock market. But we believe such a strategy is dangerous for long-term investors. Instead, as we explain in some detail later in this report, we maintained our "value" approach, selecting stocks that were attractively priced based on their future potential. While we are disappointed at not having kept pace for the fiscal year, we expect our strategy will serve long-term investors well - as it has over the Fund's lifetime.

Another important event over the past year was the substantial increase in the Fund's asset base, due to investor inflows and the appreciation of holdings. Net assets totaled $1.9 billion as of October 31, up from $1.2 billion one year ago. Naturally, we took deliberate care in deploying assets in a fast-paced, record-setting market. We invested $915 million over the course of the fiscal year, although 23% of the portfolio remained in temporary cash investments at the period's end. We intend, of course, to put the Fund's cash to work as promptly as good values become available. We also are pleased with the investments we have uncovered, given lofty stock prices. (Our approach does not change in different market environments; however, a downturn or "correction" in the market could actually work in the Fund's favor, with lower prices creating buying opportunities.)

One of the Fund's strengths is its flexibility to invest in companies of essentially any size and industry. As the Fund has grown, we have taken advantage of this flexibility to add significant positions in mid-size and large companies to the Fund's sizable investments in small companies. We apply the same process and philosophy to businesses of all sizes - an emphasis on sound management, strong product and market position, and solid financial fundamentals. We also have the same eye for companies on the brink of a turnaround or takeover, situations that exist with firms large and small. Make no mistake: We remain committed to the manner of value investing that has brought the Fund success to date. Larger-capitalization stocks can offer the same intriguing values as small companies, and we are confident the Fund will benefit from its larger holdings.

Pioneer Capital Growth Fund

PORTFOLIO MANAGEMENT DISCUSSION 10/31/96                           (continued)

Not surprisingly, then, many of the Fund's new additions over the past 12 months were mid-size and large companies from a wide array of sectors. They include Toys "R" Us, Westinghouse Electric, 20th Century Industries and Kmart; these all proved rewarding and contributed significantly to results during the fiscal year. Other stocks we like, but have yet to appreciate to our target price, include Levitz Furniture, Unisys and Shaw Industries. Clearly, some stocks move more quickly than others; it is important to give an issue ample time to prove its worth. We are more than comfortable holding stocks until others realize the value we see.

Of course, inevitably we must eliminate a stock when it is apparent it will not meet our expectations. One such example was Mid-American Waste Systems. Despite encountering a few companies that fail to reach their potential, we nonetheless expect that researching and monitoring individual companies will most effectively protect the portfolio and help achieve the Fund's growth objective.

Moving Forward

While it appears 1996 as a whole will be another strong year for the stock market, it also has been volatile, reflecting how quickly investors have acted on their emotions. Of course, even if prices remain turbulent over the near term, our experience has taught us that investing based on market momentum will subside and investors ultimately will focus their attention on what really counts - identifying the merits of individual stocks.

We believe your Fund is well positioned to benefit from a stock market driven by company fundamentals. To our eyes, finding value remains the most effective way to invest for the long term - even if it means the Fund temporarily lags the market. We are optimistic our efforts will continue to reward patient investors. On behalf of the entire team of portfolio managers and analysts that contribute to your Fund, I thank you for your support.

Respectfully,
/s/ Warren J. Isabelle
Warren J. Isabelle,
Portfolio Manager

Pioneer Capital Growth Fund

SCHEDULE OF INVESTMENTS 10/31/96

Shares                                                                Value

              COMMON STOCKS - 76.7%
              Basic Industries - 9.0%
              Chemicals - 5.6%
  2,020,000   Agrium Inc.                                     $ 27,017,500
  1,331,900   Crompton & Knowles Corp.                          23,974,200
    389,300   The Geon Co.                                       7,640,012
  1,400,000   Methanex Corp.*                                   11,812,500
  1,365,200   NL Industries, Inc.                               11,604,200
     20,000   Uniroyal Technology Corp.*                            61,250
  1,455,200   Wellman, Inc.                                     25,829,800
                                                            ----------------
                                                              $107,939,462
                                                            ----------------
              Containers - 1.2%
     19,000   BWay Corp.*                                     $    342,000
    947,500   Jefferson Smurfit Corp.*                          13,265,000
  1,829,500   Zapata Corp.*+                                     6,860,625
                                                            ----------------
                                                              $ 20,467,625
                                                            ----------------
              Forest Products - 0.1%
    100,000   Louisiana-Pacific Corp.                         $  2,087,500
                                                            ----------------
              Iron & Steel - 0.8%
  4,230,900   Armco, Inc.*                                    $ 15,865,875
                                                            ----------------
              Non-Ferrous Metals - 0.7%
    751,600   Brush Wellman, Inc.                             $ 14,186,450
                                                            ----------------
              Paper Products - 0.6%
  1,507,350   Aracruz Cellulose S.A. (Sponsored A.D.R.)       $ 12,058,800
                                                            ----------------
              Total Basic Industries                          $172,605,712
                                                            ----------------
              Capital Goods - 10.6%
              Construction & Engineering - 4.4%
    498,000   BMC West Corp.*                                 $  5,976,000
  1,983,700   Justin Industries+                                20,332,925
  1,217,000   The Lamson & Sessions Co.*+                        8,975,375


   The accompanying notes are an integral part of these financial statements.

    815,000   Lone Star Industries, Inc.+                     $ 29,951,250
  2,103,500   Morrison Knudsen Corp.*                           18,931,500
                                                            ----------------
                                                              $ 84,167,050
                                                            ----------------
              Pollution/Waste - 0.4%
  1,843,500   Catalytica, Inc.*+                              $  7,143,563
                                                            ----------------
              Producer Goods - 5.8%
    366,000   Ferrofluidics Corp.*+                           $  3,065,250
    362,900   Figgie International, Inc.*                        3,810,450
    304,400   Furon Co.                                          6,392,400
    323,300   Gehl Co.*+                                         2,586,400
  1,245,400   Griffon Corp.*                                    11,831,300
    743,800   Insilco Corp.*+                                   29,008,200
  1,085,000   Park Ohio Industries, Inc.+                       16,275,000
    290,661   Raymond Corp.                                      5,086,567
    905,000   Sudbury, Inc.*+                                   10,181,250
  1,360,000   Westinghouse Electric Co.                         23,290,000
                                                            ----------------
                                                              $111,526,817
                                                            ----------------
              Total Capital Goods                             $202,837,430
                                                            ----------------
              Consumer Durables - 0.9%
              Motor Vehicles - 0.9%
    737,440   Supreme Industries, Inc.*+                      $  4,240,280
  2,047,100   TBC Corp.*+                                       13,562,038
                                                            ----------------
                                                              $ 17,802,318
                                                            ----------------
              Total Consumer Durables                         $ 17,802,318
                                                            ----------------
              Consumer Non-Durables - 21.3%
              Consumer Luxuries - 1.9%
    543,000   Arctic Cat Inc.                                 $  5,090,625
  1,160,100   U.S. Industries, Inc.*                            31,322,700
                                                            ----------------
                                                              $ 36,413,325
                                                            ----------------


   The accompanying notes are an integral part of these financial statements.

              Home Products - 1.1%
    747,998   Ladd Furniture, Inc.+                           $  9,630,474
    463,000   The Rival Co.                                     10,880,500
                                                            ----------------
                                                              $ 20,510,974
                                                            ----------------
              Retail Non-Food - 12.1%
  1,733,300   Best Products Corp., Inc.*+                     $     54,079
  3,565,000   Charming Shoppes, Inc.*                           16,488,125
    471,900   Cole National Corp.*                              11,148,637
  2,498,000   Fingerhut Companies, Inc.+                        37,157,750
    189,927   Footstar, Inc.*                                    4,178,394
  1,596,000   Genesco Inc.*+                                    14,364,000
    840,000   Grossman's Inc.*                                   1,286,208
  2,867,000   Kmart Corp.                                       27,953,250
  2,154,400   Levitz Furniture, Inc.*+                           5,655,300
    569,700   Melville Corp.                                    21,221,325
    380,000   MicroAge, Inc.*                                    7,600,000
    435,600   Office Depot, Inc.*                                8,548,650
  1,682,300   The Stride Rite Corp.                             13,878,975
    920,000   Toys   Us, Inc.*                                  31,165,000
  1,474,900   Woolworth Corp.*                                  30,972,900
                                                            ----------------
                                                              $231,672,593
                                                            ----------------
              Textiles/Clothes - 6.2%
  1,172,800   Galey & Lord, Inc.*+                            $ 16,272,600
    879,700   Guilford Mills, Inc.+                             20,892,875
  1,086,600   Paragon Trade Brands, Inc.*+                      28,523,250
  2,633,100   Shaw Industries, Inc.                             30,938,925
  1,685,900   Tultex Corp.*+                                    10,958,350
  1,444,700   Worldtex, Inc.*+                                  11,377,013
                                                            ----------------
                                                              $118,963,013
                                                            ----------------
              Total Consumer Non-Durables                     $407,559,905
                                                            ----------------
              Financial Services - 5.8%
              Insurance - General - 5.5%
    531,855   Financial Security Assurance Holdings Ltd.      $ 14,891,940
    660,000   Gryphon Holdings, Inc.*+                           9,322,500
    341,500   Travelers/Aetna Property Casualty Corp.           10,245,000


   The accompanying notes are an integral part of these financial statements.

  2,381,600   20th Century Industries*                        $ 38,105,600
  1,790,600   Western National Corp.                            32,230,800
                                                            ----------------
                                                              $104,795,840
                                                            ----------------
              Real Estate - 0.3%
  1,716,782   Bluegreen Corp.*+                               $  5,794,139
                                                            ----------------
              Total Financial                                 $110,589,979
                                                            ----------------
              Services - 10.2%
              Health & Personal Care - 4.1%
    795,900   American Healthcorp, Inc.*+                     $  7,063,612
    470,000   Apria Healthcare Group, Inc.*                      8,988,750
  1,072,000   BioWhittaker, Inc.*+                               7,638,000
  2,182,200   Coastal Physicial Group Inc.*+                    11,456,550
    776,700   Integrated Health Services, Inc.                  19,126,238
  1,042,000   Mid Atlantic Medical Services, Inc.*              11,201,500
  1,022,200   Sun Healthcare Group, Inc.*                       13,033,050
                                                            ----------------
                                                              $ 78,507,700
                                                            ----------------
              Broadcasting & Media - 0.0%
    145,000   Future Communications, Inc.*+@                  $     18,125
                                                            ----------------
              Pharmaceuticals - 5.7%
  1,174,000   Alkermes, Inc.*+                                $ 15,555,500
    385,000   Autoimmune Inc.*                                   5,197,500
  1,420,000   ImClone Systems, Inc.*+                           12,247,500
    855,000   Ethical Holdings Plc (Sponsored A.D.R.)*+          4,809,375
    822,600   IVAX Corp.                                        13,572,900
    325,225   Ligand Pharmaceuticals Inc. (Class B)*             4,024,659
    630,000   Magainin Pharmaceuticals, Inc.*                    7,008,750
  1,529,900   Medeva Plc (Sponsored A.D.R.)                     26,199,538
    733,000   NeoRx Corp.*                                       3,619,187
  1,110,500   Sepracor, Inc.*+                                  18,045,625
                                                            ----------------
                                                              $110,280,534
                                                            ----------------


   The accompanying notes are an integral part of these financial statements.

              Misc. - Services - 0.4%
    759,200   AMRE, Inc.*                                     $  7,022,600
     13,500   Sabre Group Holdings, Inc.*                          411,750
                                                            ----------------
                                                              $  7,434,350
                                                            ----------------
              Total Services                                  $196,240,709
                                                            ----------------
              Technology - 17.0%
              Business Machines - 2.5%
  1,363,900   Amtech Corp.*+                                  $  7,842,425
    325,000   Apple Computer, Inc.                               7,475,000
  5,254,900   Unisys Corp.*                                     32,843,125
                                                            ----------------
                                                              $ 48,160,550
                                                            ----------------
              Computer Services - 5.1%
    731,500   AFC Cable Systems*+                             $ 12,984,125
  1,066,600   Amdahl Corp.*                                     10,932,650
  1,539,600   BancTec, Inc.*+                                   31,369,350
  1,608,500   Banyan Systems, Inc.*+                             6,635,063
    798,000   CrossCom Corp.*+                                   4,089,750
    255,000   Symantec Corp.*                                    2,773,125
    847,950   Triad Systems Corp.*                               8,108,522
    555,000   Viewlogic Systems, Inc.*                           5,237,812
  1,163,300   Walker Interactive Systems, Inc.*+                15,413,725
                                                            ----------------
                                                              $ 97,544,122
                                                            ----------------
              Electronics - 9.4%
    688,000   Belden, Inc.                                    $ 19,780,000
    151,500   Elsag Bailey Process Automation N.V.*              2,575,500
    559,700   Instron Corp.+                                     6,996,250
  1,858,000   Intergraph Corp.*                                 17,418,750
    480,000   Lam Research Corp.*                               11,700,000
    630,000   LSI Logic Corp.*                                  16,695,000
  1,118,000   Marcam Corp.*+                                    13,695,500
  1,464,000   Micro Focus Group Plc (Sponsored A.D.R.)*+        21,228,000
  1,049,600   Rexel Inc.*                                       15,219,200
  1,600,000   Teradyne, Inc.*                                   25,400,000
    822,500   Vishay Intertechnology, Inc.*                     14,805,000
  1,057,000   Whittaker Corp.*+                                 14,930,125
                                                            ----------------
                                                              $180,443,325
                                                            ----------------
              Total Technology                                $326,147,997
                                                            ----------------


   The accompanying notes are an integral part of these financial statements.

              Transportation - 1.3%
              Air Transport - 0.3%
    250,000   Airborne Freight Corp.                         $    4,968,750
                                                            ----------------
              Ships & Shipping - 1.0%
  1,199,500   Avondale Industries, Inc.*+                    $   19,641,813
                                                            ----------------
              Total Transportation                           $   24,610,563
                                                            ----------------
              Utilities - 0.6%
              Telecommunications - 0.6%
    313,000   AT&T Corp.                                     $   10,915,875
                                                            ----------------
              Total Utilities                                $   10,915,875
                                                            ----------------
              TOTAL COMMON STOCKS
              (Cost $1,353,893,817)(a)                       $1,469,310,488
                                                            ----------------
 Principal
   Amount
              TEMPORARY CASH INVESTMENTS - 23.3%
              Commercial Paper - 23.3%
$15,000,000   Abbott Laboratories, Inc., 5.20%, 12/30/96     $   14,872,167
 19,310,000   Associates Corp. of America, Inc., 5.24%,
              11/12/96                                           19,310,000
 22,830,000   American Express Co., 5.25%, 11/20/96              22,830,000
 10,520,000   Avco Financial Services, Inc., 5.24%,
              12/6/96                                            10,466,406
  5,800,000   Banc One Corp., 5.23%, 12/6/96                      5,770,509
  8,482,000   Banc One Corp., 5.22%, 12/13/96                     8,430,345
 15,000,000   Bell South Telephone Corp., 5.30%, 11/8/96         14,984,542
 12,230,000   Corestates Financial Corp., 5.28%, 1/31/97         12,066,770
  6,365,000   The Walt Disney Co., 5.20%, 12/3/96                 6,335,580
 15,000,000   EI DuPont & Co., 5.20%, 12/5/96                    14,926,333
 15,000,000   EI DuPont & Co., 5.20%, 12/19/96                   14,896,200
  7,151,000   Ford Motor Credit Co., 5.24%, 11/7/96               7,151,000
  6,216,000   General Electric Credit Corp., 5.21%,
              11/1/96                                             6,216,000
  8,650,000   Golden Peanut Co., 5.24%, 12/2/96                   8,610,969
 15,450,000   Hewlett Packard Co., 5.26%, 11/6/96                15,438,713
  5,045,000   Household Finance Corp., 5.22%, 11/13/96            5,045,000
  7,700,000   Heinz (HJ) Co., 5.40%, 11/7/96                      7,693,070
 10,000,000   JP Morgan & Co., 5.23%, 11/5/96                     9,994,189
 12,440,000   Motorola, Inc., 5.20%, 12/10/96                    12,369,921


   The accompanying notes are an integral part of these financial statements.

 Principal
   Amount                                                             Value
              Commercial Paper - (Continued)
$12,073,000   National Rural Utilities Cooperative
              Finance Corp., 5.32%, 11/18/96                 $   12,042,670
 19,253,000   Norwest Financial Corp., 5.25%, 11/15/96           19,253,000
 12,800,000   PACCAR Financial Corp., 5.23%, 11/4/96             12,794,421
  8,922,000   Prudential Funding, Inc., 5.27%, 11/4/96            8,922,000
 15,715,000   Raytheon Co., 5.21%, 12/17/96                      15,610,382
 11,130,000   Republic New York Corp., 5.22%, 12/9/96            11,068,674
  9,750,000   Sara Lee Corp., 5.26%, 12/24/96                     9,674,497
 10,000,000   Shell Oil Co., 5.28%, 11/1/96                      10,000,000
 15,000,000   Southwestern Bell Telephone Co., 5.26%,
              11/26/96                                           14,945,208
 15,970,000   Toys "R" Us, Inc., 5.20%, 11/27/96                 15,910,024
 15,000,000   Toys "R" Us, Inc., 5.20%, 12/4/96                  14,928,087
 13,940,000   Trans America Corp., 5.22%, 12/11/96               13,859,148
 14,450,000   Trans America Corp., 5.22% 12/18/96                14,351,523
 12,000,000   Wal-Mart, Inc., 5.20%, 11/14/96                    11,977,467
  6,700,000   Warner-Lambert Co., 5.20%, 12/9/96                  6,663,224
 15,000,000   Xerox Corp., 5.36%, 11/19/96                       14,959,800
  9,100,000   Xerox Corp., 5.23%, 12/13/96                        9,044,475
 12,031,000   Exxon Asset Management, 5.24%, 11/13/96            12,031,000
                                                            ----------------
              TOTAL TEMPORARY CASH INVESTMENTS
              (Cost $445,443,314)                            $  445,443,314
                                                            ----------------
              TOTAL INVESTMENT IN SECURITIES - 100%
              (Cost $1,799,337,131)                          $1,914,753,802
                                                            ----------------

* Non-income producing security.
+ Investment held by the Fund representing 5% or more of the outstanding voting stock of such company.
@ Future Communications, Inc. was ordered into Chapter 7 of the federal bankruptcy regulations on March 22, 1994.
(a) At October 31, 1996, the net unrealized gain on investments based on cost for federal income tax purposes of $1,800,951,619 was as follows:


Aggregate gross unrealized gain for all investments in which
  there is an excess of value over tax cost                   $ 254,299,820
Aggregate gross unrealized loss for all investments in which
  there is an excess of tax cost over value                    (140,497,637)
                                                              ---------------
Net unrealized gain                                           $ 113,802,183
                                                              ---------------

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 1996, aggregated approximately $915,082,000 and $489,568,000, respectively.

   The accompanying notes are an integral part of these financial statements.

Pioneer Capital Growth Fund

BALANCE SHEET 10/31/96
(Dollars in Thousands Except Per Share Amounts)

ASSETS:
  Investment in securities, at value (including temporary cash
    investments of $445,443) (cost $1,799,337)                     $1,914,754
  Cash                                                                    194
  Receivables -
   Investment securities sold                                             811
   Fund shares sold                                                     7,760
   Dividends and interest                                                 577
  Other                                                                    20
                                                                   -----------
    Total assets                                                   $1,924,116
                                                                   -----------
LIABILITIES:
  Payables -
   Investment securities purchased                                 $    1,441
   Fund shares repurchased                                              4,614
  Due to affiliates                                                     2,007
  Accrued expenses                                                         53
                                                                   -----------
    Total liabilities                                              $    8,115
                                                                   -----------
NET ASSETS:
  Paid-in capital                                                  $1,712,794
  Accumulated undistributed net investment income                       2,424
  Accumulated undistributed net realized gain on investments           85,366
  Net unrealized gain on investments                                  115,417
                                                                   -----------
    Total net assets                                               $1,916,001
                                                                   -----------
Net Asset Value Per Share:
(Unlimited number of shares authorized)
  Class A (based on $1,299,611/65,471,405 shares)                  $    19.85
                                                                   -----------
  Class B (based on $589,188/30,171,464 shares)                    $    19.53
                                                                   -----------
  Class C (based on $27,202/1,392,774 shares)                      $    19.53
                                                                   -----------
Maximum Offering Price:
  Class A                                                          $    21.06
                                                                   -----------


  The accompanying notes are an integral part of these financial statements.

Pioneer Capital Growth Fund

STATEMENT OF OPERATIONS
For the Year Ended 10/31/96
(Dollar in Thousands)

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $195)       $ 7,853
  Interest                                                 15,537
                                                          -------
    Total investment income                                          $ 23,390
                                                                     ---------
EXPENSES:
  Management fees                                         $ 8,408
  Transfer agent fees
   Class A                                                  2,408
   Class B                                                  1,125
   Class C                                                     23
  Distribution fees
   Class A                                                  2,823
   Class B                                                  4,725
   Class C                                                     94
  Accounting                                                  116
  Custodian fees                                              122
  Registration fees                                           194
  Professional fees                                            42
  Printing                                                     60
  Fees and expenses of nonaffiliated trustees                  27
  Miscellaneous                                                56
                                                          -------
    Total expenses                                                   $ 20,223
    Less fees paid indirectly                                            (292)
                                                                     ---------
    Net expenses                                                     $ 19,931
                                                                     ---------
     Net investment income                                           $  3,459
                                                                     ---------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                   $ 86,162
  Change in net unrealized gain on investments                         62,314
                                                                     ---------
   Net gain on investments                                            148,476
                                                                     ---------
   Net increase in net assets resulting from operations              $151,935
                                                                     ---------


  The accompanying notes are an integral part of these financial statements.

Pioneer Capital Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended 10/31/96 and 10/31/95
(Dollars in Thousands Except Per Share Amount)

                                                            Year Ended     Year Ended
                                                             10/31/96       10/31/95
FROM OPERATIONS:
Net investment income                                       $    3,459     $    3,285
Net realized gain on investments                                86,162        118,604
Change in net unrealized gain on investments                    62,314         13,149
                                                            -----------   ------------
  Net increase in net assets resulting from operations      $  151,935     $  135,038
                                                            -----------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
  Class A ($0.09 and $0.00 per share, respectively)         $   (4,039)    $       --
In excess of net investment income:
  Class B ($0.02 and $0.00 per share, respectively)               (281)            --
Net realized gain:
  Class A ($1.87 and $0.95 per share, respectively)            (85,512)       (24,106)
  Class B ($1.87 and $0.95 per share, respectively)            (32,984)        (3,342)
                                                            -----------   ------------
   Total distributions to shareholders                      $ (122,816)    $  (27,448)
                                                            -----------   ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                            $1,101,509     $  829,056
Reinvestment of distributions                                  108,844         25,071
Cost of shares repurchased                                    (480,558)      (252,993)
                                                            -----------   ------------
  Net increase in net assets resulting from fund share
     transactions                                           $  729,795     $  601,134
                                                            -----------   ------------
  Net increase in net assets                                $  758,914     $  708,724
NET ASSETS:
Beginning of year                                            1,157,087        448,363
                                                            -----------   ------------
End of year (including accumulated undistributed net
  investment income of $2,424 and $3,285, respectively)     $1,916,001     $1,157,087
                                                            -----------   ------------

                                   '96 Shares     '96 Amount     '95 Shares      '95 Amount
CLASS A
Shares sold                         38,301,967     $ 758,959      31,217,878     $ 560,356
Reinvestment of distributions        4,464,200        82,141       1,416,455        22,168
Less shares repurchased            (20,836,196)     (408,960)    (12,606,807)     (229,689)
                                  -------------   -----------   -------------    ------------
  Net increase                      21,929,971     $ 432,140      20,027,526     $ 352,835
                                  -------------   -----------   -------------    ------------
CLASS B
Shares sold                         16,096,669     $ 314,193      14,855,236     $ 268,700
Reinvestment of distributions        1,465,566        26,703         186,465         2,903
Less shares repurchased             (3,623,421)      (70,774)     (1,277,916)      (23,304)
                                  -------------   -----------   -------------    ------------
  Net increase                      13,938,814     $ 270,122      13,763,785     $ 248,299
                                  -------------   -----------   -------------    ------------
CLASS C*
Shares sold                          1,434,585     $  28,357
Less shares repurchased                (41,811)         (824)
                                  -------------   -----------
  Net increase                       1,392,774     $  27,533
                                  -------------   -----------

*Class C shares were first publicly offered on January 31, 1996.

  The accompanying notes are an integral part of these financial statements.

Pioneer Capital Growth Fund

FINANCIAL HIGHLIGHTS 10/31/96

                                                                  Year Ended    Year Ended   Year Ended
                                                                   10/31/96      10/31/95     10/31/94
CLASS A
Net asset value, beginning of year                                $    19.42     $  17.26     $  16.17
                                                                  ------------   ----------  ----------
Increase (decrease) from investment operations:
 Net investment income (loss)                                     $     0.08     $   0.08     $  (0.05)
 Net realized and unrealized gain on investments                        2.31         3.03         2.80
                                                                  ------------   ----------  ----------
   Net increase from investment operations                        $     2.39     $   3.11     $   2.75
Distributions to shareholders from:
 Net investment income                                                 (0.09)          --           --
 Net realized gain                                                     (1.87)       (0.95)       (1.66)
                                                                  ------------   ----------  ----------
Net increase in net asset value                                   $     0.43     $   2.16     $   1.09
                                                                  ------------   ----------  ----------
Net asset value, end of year                                      $    19.85     $  19.42     $  17.26
                                                                  ------------   ----------  ----------
Total return*                                                          13.12%       19.32%       19.03%
Ratio of net expenses to average net assets                             1.02%+       1.16% +      1.26%
Ratio of net investment income (loss) to average net assets             0.43%+       0.53% +     (0.44)%
Portfolio turnover rate                                                   37%          59%          47%
Average commission rate paid(1)                                   $   0.0518           --           --
Net assets, end of year (in thousands)                            $1,299,611     $845,415     $405,904
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                           1.00%        1.14%          --
 Net investment income                                                  0.45%        0.55%          --

                                                                  Year Ended    Year Ended
                                                                   10/31/93      10/31/92
CLASS A
Net asset value, beginning of year                                 $  12.42      $ 11.58
                                                                  ------------   ----------
Increase (decrease) from investment operations:
 Net investment income (loss)                                      $  (0.02)     $ (0.01)
 Net realized and unrealized gain on investments                       4.43         1.21
                                                                  ------------   ----------
   Net increase from investment operations                         $   4.41      $  1.20
Distributions to shareholders from:
 Net investment income                                                   --        (0.04)
 Net realized gain                                                    (0.66)       (0.32)
                                                                  ------------   ----------
Net increase in net asset value                                    $   3.75      $  0.84
                                                                  ------------   ----------
Net asset value, end of year                                       $  16.17      $ 12.42
                                                                  ------------   ----------
Total return*                                                         36.59%       10.88%
Ratio of net expenses to average net assets                            1.27%        1.48%
Ratio of net investment income (loss) to average net assets           (0.26)%      (0.20)%
Portfolio turnover rate                                                  68%          62%
Average commission rate paid(1)                                          --           --
Net assets, end of year (in thousands)                             $194,670      $75,796
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                            --           --
 Net investment income                                                   --           --

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sale charges were taken into account.
 +  Ratio assuming no reduction for fees paid indirectly.
(1) Amount represents the rate of commission paid per share on the Fund's exchange listed security transactions.

  The accompanying notes are an integral part of these financial statements.

Pioneer Capital Growth Fund

FINANCIAL HIGHLIGHTS 10/31/96

                                                 Year Ended   Year Ended    4/4/94 to
                                                  10/31/96     10/31/95     10/31/94
CLASS B
Net asset value, beginning of period              $  19.20     $  17.20      $  14.94
                                                 ----------   ----------   -----------
Increase (decrease) from investment
  operations:
 Net investment loss                              $  (0.04)    $  (0.01)     $  (0.04)
 Net realized and unrealized gain on
   investments                                        2.26         2.96          2.30
                                                 ----------   ----------   -----------
  Net increase from investment operations         $   2.22     $   2.95      $   2.26
Distributions to shareholders:
 In excess of net investment income                  (0.02)          --            --
 Net realized gain                                   (1.87)       (0.95)           --
                                                 ----------   ----------   -----------
Net increase in net asset value                   $   0.33     $   2.00      $   2.26
                                                 ----------   ----------   -----------
Net asset value, end of period                    $  19.53     $  19.20      $  17.20
                                                 ----------   ----------   -----------
Total return*                                        12.27%       18.42%        15.13%
Ratio of net expenses to average net assets           1.79%+       1.93% +       2.04%**
Ratio of net investment loss to average net
  assets                                             (0.35)%+     (0.18)%+      (1.12)%**
Portfolio turnover rate                                 37%          59%           47%
Average commission rate paid(1)                   $ 0.0518           --            --
Net assets, end of period (in thousands)          $589,188     $311,672       $42,459
Ratios assuming reduction for fees paid
  indirectly:
 Net expenses                                         1.78%        1.88%           --
 Net investment loss                                 (0.34)%      (0.13)%          --

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sale charges were taken into account.
**  Annualized.
 +  Ratio assuming no reduction for fees paid indirectly.
(1) Amount represents the rate of commission paid per share on the Fund's exchange listed security transactions.

  The accompanying notes are an integral part of these financial statements.

Pioneer Capital Growth Fund

FINANCIAL HIGHLIGHTS 10/31/96

                                                          1/31/96 to
                                                           10/31/96
CLASS C(a)
Net asset value, beginning of period                        $ 18.69
                                                          ------------
Increase (decrease) from investment operations:
 Net investment loss                                        $ (0.02)
 Net realized and unrealized gain on investments
   and foreign currency transactions                           0.86
                                                          ------------
Net increase in net asset value                             $  0.84
                                                          ------------
Net asset value, end of period                              $ 19.53
                                                          ------------
Total return*                                                  4.50%
Ratio of net expenses to average net assets                    1.79%**+
Ratio of net investment loss to average net assets            (0.39)%**+
Portfolio turnover rate                                          37%
Average commission rate paid(1)                             $0.0518
Net assets, end of period (in thousands)                    $27,202
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                  1.74%**
 Net investment loss                                          (0.34)%**

(a) Class C shares were first publicly offered on January 31, 1996.
 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sale charges were taken into account.
**  Annualized.
 +  Ratio assuming no reduction for fees paid indirectly.
(1) Amount represents the rate of commission paid per share on the Fund's exchange listed security transactions.

  The accompanying notes are an integral part of these financial statements.

Pioneer Capital Growth Fund

NOTES TO FINANCIAL STATEMENTS 10/31/96

1. Organization and Significant Accounting Policies

Pioneer Capital Growth Fund (the Fund), one of three funds that composes Pioneer Growth Trust, is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Class C shares were first publicly offered on January 31, 1996. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal voting rights, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

 Security transactions are recorded on trade date. Each day, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Temporary cash investments are valued at amortized cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

 Gains and losses from sales of investments are calculated on the "identified cost" method for both financial reporting and federal income tax purposes. It is the Fund's practice first to select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

B. Federal Income Taxes

 It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

 The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

C. Fund Shares

 The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect wholly owned subsidiary of The Pioneer Group, Inc. (PGI). PFD earned approximately $1,940,000 in underwriting commissions on the sale of fund shares during the year ended October 31, 1996.

D. Class Allocations

 Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

 Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund, if any, with respect to each class of shares are calculated in the same manner, at the same time, on the same day and in the same amount, except that Class A, Class B, and Class C shares bear different transfer agent and distribution fees.

2. Management Agreement

Pioneering Management Corporation (PMC), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $300 million; 0.60% of the next $200 million; 0.50% of the next $500 million; and 0.45% of the excess over $1 billion.

In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At October 31, 1996, approximately $845,000 were payable to PMC related to management fees and certain other services.

3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is approximately $359,000 in transfer agent fees payable to PSC at October 31, 1996.

4. Distribution Plans

The Fund adopted a Plan of Distribution for each Class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is approximately $803,000 in distribution fees payable to PFD at October 31, 1996.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on certain net asset value purchases of Class A shares that are redeemed within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at

4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSC are paid to PFD. For the year ended October 31, 1996, CDSC in the amount of approximately $856,000 was paid to PFD.

5. Expense Offsets

 The Fund has entered into certain directed brokerage and expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended October 31, 1996, the Fund's expenses were reduced by approximately $292,000 under such arrangements.

6. Affiliated Companies

The Fund invests in smaller capitalized company securities that tend to be more sensitive to changes in earnings expectations and have lower trading volumes than mid- to large-capitalized company securities, and as a result, they may experience more abrupt and erratic price movements. The Fund's investment in these smaller capitalized companies may exceed 5% of the outstanding voting stock. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund as of October 31, 1996:

                                                                   Dividend
           Affiliates                Purchases         Sales        Income         Value
 --------------------------------   -------------   ------------   ---------   --------------
AFC Cable Systems                   $11,225,500      $        -   $      -      $12,984,125
Alkermes, Inc.                        4,564,563         325,000          -       15,555,500
American Healthcorp, Inc.             5,663,290               -          -        7,063,612
Amtech Corp.                         11,166,777               -          -        7,842,425
Avondale Industries, Inc.             4,886,288       1,345,062          -       19,641,813
BancTec, Inc.                        26,713,075               -          -       31,369,350
Banyan Systems, Inc.                 18,296,562               -          -        6,635,063
Best Products Corp., Inc.            10,593,825      11,613,392          -           54,079
BioWhittaker, Inc.                    8,702,252               -          -        7,638,000
Bluegreen Corp.                       6,497,306               -          -        5,794,139
Catalytica, Inc.                      7,226,750               -          -        7,143,563
Coastal Physicial
  Group, Inc.                        24,397,190               -          -       11,456,550
CrossCom Corp.                        7,941,152         825,000          -        4,089,750
Ethical Holdings, Plc
  (Sponsored A.D.R.)                  7,420,736               -          -        4,809,375
Ferrofluidics Corp.                   3,662,091       1,973,275          -        3,065,250
Fingerhut Companies, Inc.            34,879,321               -    304,188       37,157,750

                                      25

Future
  Communications, Inc.              $  2,762,500     $        -   $       -     $    18,125
Galey & Lord, Inc.                    15,976,991        227,664           -      16,272,600
Gehl Co.                               1,037,838        476,063           -       2,586,400
Genesco Inc.                           6,312,151              -           -      14,364,000
Gryphon Holdings, Inc.                11,025,000              -           -       9,322,500
Guilford Mills, Inc.                  20,075,295              -     303,780      20,892,875
ImClone Systems, Inc.                  2,391,250        103,125           -      12,247,500
Insilco Corp.                         20,382,506              -           -      29,008,200
Instron Corp.                          6,402,289              -      73,876       6,996,250
Justin Industries                     23,186,496              -           -      20,332,925
Ladd Furniture, Inc.                  10,407,395              -      27,882       9,630,474
Levitz Furniture, Inc.                13,495,420              -           -       5,655,300
Lone Star Industries, Inc.            16,198,966              -           -      29,951,250
Marcam Corp.                          11,666,537              -           -      13,695,500
Micro Focus Group Plc
  (Sponsored A.D.R.)                  19,524,929      3,680,248           -      21,228,000
Paragon Trade Brands, Inc.            18,741,565        386,978           -      28,523,250
Park Ohio Industries, Inc.            13,312,369              -           -      16,275,000
Sepracor, Inc.                        13,639,798              -           -      18,045,625
Sudbury, Inc.                          5,506,025        686,250           -      10,181,250
Supreme Industries, Inc.               4,007,050              -           -       4,240,280
TBC Corp.                             16,581,854              -           -      13,562,038
The Lamson
  & Sessions Co.                       7,339,690              -           -       8,975,375
Tultex Corp.                           8,551,624              -           -      10,958,350
Walker Interactive
  Systems, Inc.                        7,552,511        762,488           -      15,413,725
Whittaker Corp.                       20,609,910              -           -      14,930,125
Worldtex, Inc.                         7,951,663         28,080           -      11,377,013
Zapata Corp.                           7,534,079              -           -       6,860,625
                                    -------------   ------------   ---------   --------------
                                    $506,010,379    $22,432,625    $709,726    $553,844,899
                                    -------------   ------------   ---------   --------------

Pioneer Capital Growth Fund

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To The Shareholders and The Board of Trustees of Pioneer
Capital Growth Fund:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Capital Growth Fund (one of the portfolios constituting Pioneer Growth Trust) as of October 31, 1996, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Capital Growth Fund (of Pioneer Growth Trust) as of October 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the period presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Boston, Massachusetts
December 4, 1996

Pioneer Capital Growth Fund

TAX TREATMENT OF DISTRIBUTIONS
Made during the Year Ended 10/31/96

During the year ended October 31, 1996, Pioneer Capital Growth Fund paid the following distributions per share:

                                                         Net
                                    Net             Realized Gain
                                 Investment   -------------------------
 Record Date     Payment Date      Income     Short-Term     Long-Term

CLASS A:
12/20/95           12/28/95        $0.088       $1.158        $0.716

CLASS B:
12/20/95           12/28/95        $0.016       $1.158        $0.716

On a per share basis, distributions to Class A and Class B shareholders from net realized gain include $0.716, which should be reported as long-term capital gain. The remaining $1.158 should be combined with the $0.088 and $0.016 distribution from net investment income for Class A and Class B, respectively, for a total of $1.246 and $1.174, respectively, which represents ordinary income.

Corporate shareholders may deduct up to 70% of qualifying dividends received during the year. For purposes of computing the exclusion, 100% of the distributions from net investment income represents qualifying dividends.

The Fund hereby designates $50,031,827 as a capital gain dividend for the purposes of the dividend paid deduction.

Pioneer Capital Growth Fund

TRUSTEES' FEES AND SHARE OWNERSHIP 10/31/96

Trustees' Fees, Principal Shareholders and Share
Ownership of Trustees and Officers (Unaudited)

The aggregate direct remuneration paid by the Fund to nonaffiliated trustees and officers during the period ended October 31, 1996 was approximately $24,000, plus expenses incurred in attending trustees meetings of $3,000. Fees of trustees who are affiliated with or "interested persons" of Pioneering Management Corporation and Pioneer Funds Distributor, Inc., investment advisor and principal underwriter, respectively, of the Fund ($300 in 1996), are reimbursed to the Fund by Pioneering Management Corporation in accordance with the management agreement with the Fund. At October 31, 1996, the trustees and officers of the Fund owned beneficially approximately 20,000 of Class A shares of the Fund (.03% of the outstanding Class A shares). The Pioneer Group, Inc., the parent company of Pioneering Management Corporation and Pioneer Funds Distributor, Inc., is a publicly-held corporation of which Mr. Cogan, Chairman and President of the Fund, owned approximately 14% of the outstanding shares of capital stock at October 31, 1996.

Pioneer Capital Growth Fund

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

Trustees

John F. Cogan, Jr.
Richard H. Egdahl, M.D.
Margaret B.W. Graham
John W. Kendrick
Marguerite A. Piret
David D. Tripple
Stephen K. West
John Winthrop

Officers

John F. Cogan, Jr., Chairman and President
David D. Tripple, Executive Vice President
Warren J. Isabelle, Vice President
William H. Keough, Treasurer
Joseph P. Barri, Secretary

Investment Adviser
Pioneering Management Corporation

Custodian
Brown Brothers Harriman & Co.

Independent Public Accountants
Arthur Andersen LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr

Shareholder Services and Transfer Agent
Pioneering Services Corporation

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                                      31
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                                      32
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                          This page for your notes.

PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS

Your investment representative can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.

FactFone(SM)

Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

90-Day Reinstatement Privilege (for Class A Shares)

Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.

Investomatic Plan

An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

Payroll Investment Program (PIP)

Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

Automatic Exchange Program

A simple way to move money from a money market or bond fund into a stock fund over a period of time. Just invest a lump sum in a Pioneer money market fund or bond fund. Then, select the Pioneer equity fund or funds you wish to invest in, and choose the amounts and dates for Pioneer to sell shares of your money market or bond fund and use the proceeds to buy shares of the Pioneer equity fund you have chosen. Over time, your original investment will be shifted to your Pioneer equity fund.

Directed Dividends

Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit

Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available only for accounts with a value of $10,000 or more.)

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                                      36

THE PIONEER FAMILY OF MUTUAL FUNDS

For information about any Pioneer mutual fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

Growth Funds
Global/International
Pioneer Emerging Markets Fund
Pioneer Europe Fund
Pioneer Gold Shares
Pioneer India Fund
Pioneer International Growth Fund
Pioneer World Equity Fund

United States
Pioneer Capital Growth Fund
Pioneer Growth Shares
Pioneer Mid-Cap Fund
Pioneer Small Company Fund

Growth and Income Funds
Pioneer Equity-Income Fund
Pioneer Fund
Pioneer Real Estate Shares
Pioneer II

Income Funds
Taxable
Pioneer America Income Trust
Pioneer Bond Fund
Pioneer Income Fund
Pioneer Short-Term Income Trust*

Tax-Exempt
Pioneer Intermediate Tax-Free Fund
Pioneer Tax-Free Income Fund

Money Market Fund
Pioneer Cash Reserves Fund

*Offers Class A and B Shares only

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Telecommunications Device for the Deaf (TDD)                    1-800-225-1997

Or write to us at:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax                                               1-800-225-4240

Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)

This report must be preceded or accompanied by a current
Fund prospectus.

[Pioneer logo]

Pioneer Funds Distributor, Inc.
60 State Street
Boston, Massachusetts 02109

1296-3829
(c) Pioneer Funds Distributor, Inc.
[recycled logo] Printed on Recycled Paper